Exhibit 32


                 Certification Pursuant to 18 U.S.C. Sec. 1350
                (Section 906 of the Sarbanes-Oxley Act of 2002)

             -----------------------------------------------------

         In connection with the filing by Trend Mining Company (the "Company") of the Quarterly Report on Form 10-QSB for the period ending June 30, 2004 (the "Report"), each of the undersigned hereby certifies pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

      1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


August 19, 2004
                                           /s/ Thomas Loucks
                                           -------------------------------------
                                           Thomas Loucks
                                           President and Chief Executive Officer


August 19, 2004
                                           /s/ John P. Ryan
                                           -------------------------------------
                                           John P. Ryan
                                           Treasurer and Chief Financial Officer